Exhibit 24

February 24, 2017

TO:        Alyson M. Mount
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2016, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Alyson M. Mount and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ Leo P. Denault
Leo P. Denault
Chairman of the Board, Director
and Chief Executive Officer

/s/ Maureen S. Bateman	/s/ Donald C. Hintz
Maureen S. Bateman	Donald C. Hintz
Director	Director

/s/ Patrick J. Condon	/s/ Stuart L. Levenick
Patrick J. Condon	Stuart L. Levenick
Director	Director

/s/ Leo P. Denault	/s/ Blanche L. Lincoln
Leo P. Denault	Blanche L. Lincoln
Director, Chairman of the Board, and Chief Executive Officer	Director

/s/ Kirkland H. Donald	/s/ Karen A. Puckett
Kirkland H. Donald	Karen A. Puckett
Director	Director

/s/ Philip L. Frederickson	/s/ W. J. Tauzin
Philip L. Frederickson	W. J. “Billy” Tauzin
Director	Director

/s/ Alexis M. Herman	/s/ Andrew S. Marsh
Alexis M. Herman	Andrew S. Marsh
Director	Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chairman of the Board and Chief Executive Officer - Leo P. Denault (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Maureen S. Bateman, Patrick J. Condon, Leo P. Denault, Kirkland H. Donald, Philip L. Frederickson, Alexis M. Herman, Donald C. Hintz, Stuart L. Levenick, Blanche L. Lincoln, Karen A. Puckett, and W. J. “Billy” Tauzin

February 24, 2017

TO:        Alyson M. Mount.
Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2016, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned persons, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Alyson M. Mount and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC.
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, INC.
ENTERGY NEW ORLEANS, INC.
ENTERGY TEXAS, INC.
SYSTEM ENERGY RESOURCES, INC.

/s/ A. Christopher Bakken, III	/s/ Phillip R. May, Jr.
A. Christopher Bakken, III Director of System Energy Resources, Inc.	Phillip R. May, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC

/s/ Theodore H. Bunting, Jr.	/s/ Steven C. McNeal
Theodore H. Bunting, Jr.,
Director of Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc. and Entergy Texas, Inc.

Director, Chairman of the Board, President and Chief Executive Officer of System Energy Resources, Inc.
Steven C. McNeal Director of System Energy Resources, Inc.

/s/ Haley R. Fisackerly	/s/ Sallie T. Rainer
Haley R. Fisackerly Director, Chairman of the Board, President and Chief Executive Officer of Entergy Mississippi, Inc.	Sallie T. Rainer Director, Chair of the Board, President and Chief Executive Officer of Entergy Texas, Inc.

/s/ Paul D. Hinnenkamp	/s/ Charles L. Rice, Jr.
Paul D. Hinnenkamp Director of Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc. and Entergy Texas, Inc.	Charles L. Rice, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy New Orleans, Inc.

/s/ Andrew S. Marsh	/s/ Richard C. Riley
Andrew S. Marsh
Director and Executive Vice President and Chief Financial Officer of Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and System Energy Resources, Inc.
Richard C. Riley Director, Chairman of the Board, President and Chief Executive Officer of Entergy Arkansas, Inc.

ATTACHMENT I

Entergy Arkansas, Inc.

Chairman of the Board, President and Chief Executive Officer - Richard C. Riley (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Theodore H. Bunting, Jr., Paul D. Hinnenkamp, Andrew S. Marsh and Richard C. Riley

Entergy Louisiana, LLC

Chairman of the Board, President and Chief Executive Officer - Phillip R. May, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Theodore H. Bunting, Jr., Paul D. Hinnenkamp, Andrew S. Marsh and Phillip R. May, Jr.

Entergy Mississippi, Inc.

Chairman of the Board, President and Chief Executive Officer - Haley R. Fisackerly (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Theodore H. Bunting, Jr., Haley R. Fisackerly, Paul D. Hinnenkamp and Andrew S. Marsh

Entergy New Orleans, Inc.

Chairman of the Board, President and Chief Executive Officer - Charles L. Rice, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Theodore H. Bunting, Jr., Paul D. Hinnenkamp, Andrew S. Marsh and Charles L. Rice, Jr.

Entergy Texas, Inc.

Chair of the Board of Directors, President and Chief Executive Officer - Sallie T. Rainer (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - Theodore H. Bunting, Jr., Paul D. Hinnenkamp, Andrew S. Marsh and Sallie T. Rainer

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Theodore H. Bunting, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer - Andrew S. Marsh (principal financial officer)

Directors - A. Christopher Bakken, III, Theodore H. Bunting, Jr., Andrew S. Marsh and Steven C. McNeal